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                                                                   EXHIBIT 10.21



                           ADVISORY SERVICES AGREEMENT

                                                         Agreement Number ______
SIGNALSCAPE, INC.
"CORPORATION"
5511 CAPITAL CENTER DRIVE, SUITE 390
RALEIGH, NC 27606
TEL. 919.859.4565 FAX. 919.859.1098


Consultant's Legal Name:                 SPARTA, INC.
                                         "Consultant"

Address:                                 23041 Avenida de la Carlota, Suite 325
                                         Laguna Hills, CA 92653

Phone No.:                               (949) 768-8161


Date: May 5, 2000 (the "Effective Date")



WHEREAS, concurrently with the execution of this Agreement, CORPORATION has purchased from Consultant the assets of a division of Consultant known as its "ASP DIVISION"; and

WHEREAS, CORPORATION desires to engage Consultant to provide certain ongoing consulting services with respect to the ASP DIVISION and Consultant is willing to provide such services;

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree to the terms and conditions under which Consultant will furnish to CORPORATION certain advisory services.

1. DEFINITIONS

In this Agreement:

        "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934.

        "AGREEMENT" means this Advisory Services Agreement and the Statement of Work attached hereto and initialed by the parties;




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        "ASSET SALE AGREEMENT" means the Asset Transfer Agreement dated May 5,
        2000 whereby CORPORATION has purchased certain assets and assumed certain contracts of Consultant from Consultant's "ASP Division";

        "CONFIDENTIAL INFORMATION" means any information which either party considers proprietary, which is not generally known to the public and which the disclosing party delivers or communicates to the receiving party in confidence;

        "FEES" means the amounts payable hereunder by CORPORATION to Consultant;

        "GROSS PRODUCT REVENUES" means all gross revenues of CORPORATION and/or its Affiliates from all sales, leases, and/or licenses of any and all products that are derived from, contain, embody or utilize any portion of the Purchased Technology (as defined in the Asset Sale Agreement) (the "Payment Products") less taxes, duties, shipping and handling fees, to the extent separately identified on any customer invoice and paid by such customer, and less any bona fide refunds given in connection with the return of Payment Products; provided, however, that with respect to any Payment Product which is sold, leased or licensed by CORPORATION or one of its Affiliates in combination with any service or any other product, the Gross Product Revenues with respect to that sale, lease or license shall be an amount equal to the price for that Payment Product specified in the then current published pricing by the Corporation, irrespective of the actual revenues derived therefrom.

        "INITIAL PERIOD" means the period commencing on the date of this Agreement and ending on the second fiscal year end of CORPORATION (whether or not either of CORPORATION'S first two fiscal year ends relate to a period which is less than twelve months);

        "REPORT" means a report from CORPORATION's independent public accountants describing in reasonable detail the Gross Product Revenues during the period covered by the report, and the calculation of the Fees payable with respect thereto;

        "SECONDARY PERIOD" means the period commencing on the day following the end of the Initial Period and ending on the sixth anniversary of the date of this Agreement;

        "STATEMENT OF WORK" means the exhibit to this Agreement describing the Work to be performed by Consultant; and

        "WORK" means the services to be provided by Consultant pursuant to this Agreement as more particularly described in the Statement of Work.



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2. PERFORMANCE OF WORK

        A. PERFORM WORK. Consultant will perform and CORPORATION will accept the Work in accordance with the terms of this Agreement and the Statement of Work.

3. CHARGES AND PAYMENT

        A. PAY AMOUNTS. CORPORATION will pay the Fees as determined by the following formula:

                (i) During the Initial Period, ten percent (10%) of the Gross Product Revenues;

                (ii) During the Secondary Period, fifteen percent (15%) of the Gross Product Revenues; and

                (iii) In no event shall CORPORATION be liable, in the aggregate, for Fees in excess of US$2,000,000.

        B. PAYMENT. Within the one hundred days following the end of each fiscal year during the Term, and within one hundred days following the end of the Term, CORPORATION shall pay all Fees accrued during such year (or, with respect to the payment due following the end of the Term, the partial year then ended, if applicable) and shall deliver to Consultant a Report.

        C. CURRENCY. All amounts referenced in this Agreement are stated in United States Dollars, and all amounts payable hereunder are payable in United States Dollars.

        D. SECURITY. Concurrently with the execution and delivery of this Agreement, CORPORATION will execute and deliver to Consultant a Security Agreement in the form of Exhibit A attached hereto for the purpose of granting to Consultant a second priority security interest in substantially all of the assets of CORPORATION to secure the performance of all of CORPORATION'S obligations under this Agreement (the "Security Interest"). CORPORATION and Consultant agree that the Security Interest shall be terminated and released upon the earlier of: termination of this Agreement; and at any such time as Fees paid equal, in the aggregate, US$2,000,000.

        E. INSPECTION OF BOOKS AND RECORDS. CORPORATION shall create and maintain, in accordance with good bookkeeping practices and generally accepted accounting principles, books and records pertaining to all Gross Product Revenues generated by CORPORATION and/or its Affiliates, and shall cause such books and records to be kept at its principle office in the United States. Consultant shall have the right from time to time, upon not less than three days' notice to CORPORATION, to examine such books and records at CORPORATION'S principle office in the United States during normal business hours for the purpose of verifying the Fees payable to Consultant under this Agreement. Such inspection may, at Consultant's option, be conducted by Consultant's personnel or by any public accounting firm selected by Consultant. The fees, costs and



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                expenses of conducting each such inspection shall be borne by
                Consultant; provided, however, that if any such inspection reveals an underpayment of Fees by CORPORATION for any period of $10,000 or more, then CORPORATION shall promptly reimburse Consultant for all fees, costs and expenses incurred by Consultant in conducting such inspection.

        F. PAYMENTS DUE UPON CERTAIN EVENTS. Notwithstanding any other provision of this Agreement, CORPORATION shall pay to Consultant, within three days following the first to occur of any of the following events, an amount equal to US$2,000,000, less any Fees theretofore paid by CORPORATION to Consultant:

                (i) the sale or other transfer (including the grant of an exclusive license) by CORPORATION of any substantial portion of the Purchased Technology (as defined in the Asset Sale Agreement), unless the transferee thereof agrees in writing, in form and substance reasonably acceptable to Consultant, to be bound by the provisions of this Agreement, including but not limited to the payment of Fees with respect to sales of Payment Products by such transferee; or

                (ii) Any consolidation or merger of CORPORATION with or into any other Corporation or other entity or person, or any other corporate reorganization, in which CORPORATION shall not be the continuing or surviving entity of such consolidation, merger or reorganization or in which the outstanding stock of CORPORATION is exchanged for or converted into cash, other property or the securities of any other Corporation, unless the successor to CORPORATION in any such transaction agrees in writing, in form and substance reasonably acceptable to Consultant, to be bound by the provisions of this Agreement, including but not limited to the payment of Fees with respect to sales of Payment Products by such successor.

3. LIMITATION OF LIABILITY; NATURE OF CORPORATION'S OBLIGATIONS

        A. LIMITED LIABILITY OF CORPORATION. CORPORATION's liability under this Agreement for any cause, whether in contract or tort, including fundamental breach or negligence, shall be limited to Consultant's direct damages and shall not exceed, in the aggregate, US$2,000,000 less any Fees paid hereunder, plus any amounts owed under Section 7J below.

        B. LIMITATION. In no event will Consultant be liable for any indirect, incidental, special or consequential damages suffered by CORPORATION or any other person or entity with respect to any intentional or negligent acts of Consultant, including without limitation any loss of revenues or profits, even if Consultant has been advised of the possibility or likelihood of such damages.



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        C.      NATURE OF CORPORATION'S OBLIGATIONS. CORPORATION'S OBLIGATION TO
                PAY THE FEES TO CONSULTANT IN THE AMOUNTS AND AT THE TIMES SPECIFIED IN THIS AGREEMENT IS ABSOLUTE AND UNCONDITIONAL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IN NO EVENT SHALL (a) THIS AGREEMENT BE SUBJECT TO TERMINATION BY CORPORATION, NOR (b) THE FEES PAYABLE BY CORPORATION TO CONSULTANT UNDER THIS AGREEMENT BE REDUCED OR DELAYED OR SUBJECT TO ANY CLAIM OF OFFSET FOR ANY REASON WHATSOEVER, INCLUDING BUT NOT LIMITED TO ANY ACTUAL OR ALLEGED BREACH OF THIS AGREEMENT BY CONSULTANT, ANY ACTUAL OR ALLEGED BREACH BY CONSULTANT OF ANY OTHER AGREEMENT, CONTRACT OR ARRANGEMENT BETWEEN CORPORATION AND CONSULTANT, OR FAILURE OF CONSIDERATION.

4. CONFIDENTIAL INFORMATION

        A. HOLD IN CONFIDENCE. Consultant agrees to hold all Confidential Information of CORPORATION in confidence and not to use any such Confidential Information other than as expressly permitted by this Agreement. Consultant will not disclose any Confidential Information without the prior written consent of CORPORATION, other than to those employees, agents, subcontractors or representatives of Consultant who have a need to know such Confidential Information for the purposes of performing services under this Agreement.

        B. SAFEGUARD INFORMATION. Consultant agrees to use the same degree of care to safeguard the Confidential Information as it uses for its own confidential information.

        C. EXCEPTIONS. No obligations of confidence under this Agreement shall extend to information which is:

                (i)     publicly available;

                (ii) independently developed by Consultant (excluding the Purchased Technology);

                (iii) already in the possession of Consultant (excluding the Purchased Technology);

                (iv)    lawfully received from a third party; or

                (v) required to be disclosed by government or court order or other legal process, provided that Consultant will take all reasonable steps to permit CORPORATION

5. TERM AND TERMINATION

        A. TERM. The term of this Agreement shall begin on the Effective Date and will continue until the earlier of:

                (i)     the sixth anniversary of the Effective Date;

                (ii) such time as the aggregate Fees paid by CORPORATION to Consultant total US$2,000,000;

                (iii) such time as CORPORATION delivers a payment to Consultant of US$2,000,000 less all Fees paid under this Agreement together with notice of termination.



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        In no event shall CORPORATION be permitted to terminate this Agreement except as expressly stated in clause (iii) above. Without limiting the generality of the foregoing, in no event shall CORPORATION be permitted to terminate this Agreement based on (a) any actual or alleged breach of this Agreement by Consultant, (b) any actual or alleged breach by Consultant of any other agreement, contract or arrangement between CORPORATION and Consultant, or (c) failure of consideration.

6. GENERAL

        A. FORCE MAJEURE. Neither party shall be liable for delay or failure in performance, except the payment of money, resulting from acts beyond the control of such party, including, but not limited to Acts of God, acts of war, fire, flood, or other disaster, act of government, strike, lockout, communication line or power failures.

        B. LAWS. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina USA, specifically excluding the principles of conflicts of law or that body of law dealing with choice of law.

        C. ASSIGNMENT. CORPORATION shall have no right to assign, delegate or otherwise transfer this Agreement or any right or obligation hereunder without the express written permission of Consultant.

        D. NOTICES. Any notice required or permitted to be sent under this Agreement shall be sent to the addresses specified on the face hereof by hand, facsimile, or prepaid registered mail return receipt requested. Notice sent by hand shall be effective when delivered, notice by facsimile shall be effective when transmitted, and notice sent by registered mail will be deemed effective on the third day following mailing, except in the case of a mail strike or disruption of postal services. In the case of an actual or apprehended mail strike or disruption of postal services, notice shall be delivered only by hand (and shall be signed for by the recipient) or by courier service.

        E. COMPLETE AGREEMENT. This Agreement contains the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, proposals, negotiations, representations or warranties of any kind, whether oral or written. No oral or written representation that is not expressly contained in this Agreement is binding on Consultant.

        F. SEVERABILITY. If any provision of this Agreement is declared by a Court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severed from the Agreement and the other provisions shall remain in full force and effect.

        G. AMENDMENT. No provision of this Agreement shall be amended, altered or waived except by a further written agreement between the parties. No waiver of a provision of



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                this Agreement shall operate as a waiver of any other provision or as a waiver of the same provision on another occasion.

        H. INDEPENDENT CONTRACTORS. The parties acknowledge that Consultant is an independent contractor of CORPORATION, and Consultant's employees are not employees of CORPORATION. Nothing in this Agreement or any Statement of Work shall be construed as creating a partnership, joint venture or agency relationship between the parties, or as authorizing either party to act as agent for the other or to enter into contracts on behalf of the other.

        I. SURVIVAL. In the event of the expiration or termination of this Agreement for any reason whatsoever, the provisions of Sections 3, 4, 5, and 7 shall remain in full force and effect, until such time as the parties mutually agree to the release of the terms thereof.

        J. ATTORNEYS' FEES. If either party to this Agreement shall bring any action, suit, counterclaim, appeal, arbitration, or mediation for any relief against the other, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs (at the prevailing party's attorneys' then-prevailing rates) incurred in bringing and prosecuting such Action and/or enforcing any judgment, order, ruling, or award (collectively, a "Decision") granted therein, all of which shall be deemed to have accrued on the commencement of such Action and shall be paid whether or not such Action is prosecuted to a Decision. Any Decision entered in such Action shall contain a specific provision providing for the recovery of attorneys' fees and costs incurred in enforcing such Decision. The court or arbitrator may fix the amount of reasonable attorneys' fees and costs on the request of either party. For the purposes of this paragraph, attorneys' fees shall include, without limitation, fees incurred in the following: (a) postjudgment motions and collection actions; (b) contempt proceedings; (c) levy, and debtor and third party examinations; (d) discovery; and (e) bankruptcy litigation. "Prevailing party" within the meaning of this paragraph includes, without limitation, a party who agrees to dismiss an Action on the other party's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

        K. GENERAL INTERPRETATION. The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under the Agreement. No rule of strict construction will be applied against any person.



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SPARTA, INC.                                 SIGNALSCAPE, INC.


By: /s/ JERRY R. FABIAN                      By: /s/ J. KEITH MCELVEEN
   -----------------------------------          --------------------------------

     JERRY R. FABIAN
     VICE PRESIDENT
Its: DIRECTOR, BUSINESS ADMINISTRATION
     ---------------------------------



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                                  STATEMENT OF WORK



        Consultant shall provide such consulting services to CORPORATION as Consultant, in its sole discretion, deems necessary or advisable for the purpose of assisting CORPORATION in generating Gross Product Revenues.



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                                    EXHIBIT A

                   [FORM OF SECURITY AGREEMENT TO BE ATTACHED]



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